TRANSFER AGENT INSTRUCTIONS

PHANTOM FIBER CORPORATION

January 4, 2006

PacWest Transfer, LLC
360 Main Street
P.O. Box 393
Washington, Virgina 22747
Attention: Laurel Poffenroth
Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of January 5, 2006 (the "Agreement"), by and among Phantom Fiber Corporation, a Delaware corporation (the "Company"), and the investors named on the Schedule of Buyers attached thereto (collectively, the "Holders"), pursuant to which the Company (x) is issuing to the Holders (i) convertible notes (the "Notes"), which are convertible into shares of the common stock of the Company, $0.001 par value per share (the "Common Stock"), and (ii) warrants (the "Warrants"), which are exercisable to purchase shares of Common Stock.

This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time):

(i)  to issue shares of Common Stock upon conversion of the Notes (the "Conversion Shares") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon;

(ii)  to issue shares of Common Stock upon exercise of the Warrants (the "Warrant Shares") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit II, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the General Counsel of the Company (or its outside legal counsel) that either (i) a registration statement covering resales of the Conversion Shares or the Warrant Shares has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), or (ii) that sales of the Conversion Shares and the Warrant Shares may be made in conformity with Rule 144 under the 1933 Act, and (b) if applicable, a copy of such registration statement, then, within three (3) business days after your receipt of a notice of transfer, Conversion Notice or the Exercise Notice, you shall issue the certificates representing the Conversion Shares and/or the Warrant Shares, as applicable, and such certificates shall not bear any legend restricting transfer of the Conversion Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Conversion Shares and Warrant Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Conversion Shares and/or Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the General Counsel of the Company or the Company's outside legal counsel that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (416) 703-0900.

Very truly yours,

PHANTOM FIBER CORPORATION

By: /s/ Jeffrey Halloran_______________
Name: Jeffrey Halloran
Title: Chief Executive Officer

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this 5th day of January 2006

PACWEST TRANSFER, LLC

By:  /s/ Laurel Poffenroth
Name: Laurel Poffenroth
Title: President

Enclosures

cc:      Magnetar Capital Master Fund, Ltd.
Eleazer N. Klein, Esq.
Mark J. Nuovo
Konstantine (Gus) John Luas
Pamela Ritchie
The Sutherland Family Trust
Linda Anne Abrams
Russo Living Trust 5/1/98
Mark P. DeVitre
Howard Shapiro
Financial Trading Consultants Pension Plan
Meuqer Masters International Pension Plan
Timothy Livak
John Cramer and Sharon R. Hawkins
Robert Kantor
Harry D. Forman
Philip Barone

EXHIBIT I

PHANTOM FIBER CORPORATION
CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the "Note") issued to the undersigned by PHANTOM FIBER CORPORATION (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock $0.001 par value per share (the "Common Stock"), as of the date specified below.

Date of Conversion:
Aggregate Conversion Amount to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs PacWest Transfer, LLC to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated January __, 2006 from the Company and acknowledged and agreed to by PacWest Transfer, LLC.

PHANTOM FIBER CORPORATION

By:	/s/
Name: Title:

EXHIBIT II

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Phantom Fiber Corporation, a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a "Cash Exercise" with respect to _________________ Warrant Shares; and/or

____________ a "Cashless Exercise" with respect to _______________ Warrant Shares.

2. Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the Holder of the Warrant submitting this Exercise Notice that, after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person's affiliates) of a number of shares of Common Stock which exceeds the maximum percentage of the total outstanding shares of Common Stock as determined pursuant to the provisions of Section 1(f)(i) of the Warrant.

3. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

4. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _____________________, ______

_________________________________
Name of Registered Holder

By: ______________________________
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs PacWest Transfer, LLC to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated January [ ], 2006 from the Company and acknowledged and agreed to by PacWest Transfer, LLC.

PHANTOM FIBER CORPORATION

By: _______________________________
Name:
Title:

EXHIBIT III

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Transfer Agent]
[Address]
Attention:

Re: Phantom Fiber Corporation

Ladies and Gentlemen:

[We are][I am] counsel to Phantom Fiber Corporation, a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders senior secured convertible notes (the "Notes") convertible into the Company's common stock, $0.001 par value per share (the "Common Stock"), warrants exercisable for shares of Common Stock (the "Warrants"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on January ___, 2006, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer

Agent Instructions dated January __, 2006.

Very truly yours,

[ISSUER'S COUNSEL]

By:_____________________
CC: [LIST NAMES OF HOLDERS]